June 6, 2016

TOUCHSTONE STRATEGIC TRUST

TOUCHSTONE SMALL CAP GROWTH FUND (the "Fund")

Supplement to the Statement of Additional Information ("SAI") dated July 30, 2015

In the section of the Fund's SAI entitled “The Sub-Advisors and Portfolio Managers”, under the heading “Sub-Advisor Control”, the first bullet is hereby deleted and replaced with the following:

•
Apex Capital Management ("Apex"), a trade-name being used by Fiera Capital Inc., is a wholly-owned subsidiary of Fiera US Holdings Inc. ("Fiera Holdings"). Fiera Holdings is a wholly-owned subsidiary of Fiera Capital Corporation, a Canadian-based independent asset management firm listed on the Toronto Stock Exchange.

In the section “The Sub-Advisors and Portfolio Managers,” under the heading “Sub-Advisor Control - Small Cap Growth Fund,” the first line is deleted and replaced with the following:

Sub-Advisor: Apex Capital Management, a trade-name being used by Fiera Capital Inc.

Please contact your financial advisor or Touchstone at 800.543.0407 if you have any questions.

P.O. Box 9878 · Providence, RI 02940-8078
Ph: 800.543.0407 · TouchstoneInvestments.com

Touchstone Funds are distributed by Touchstone Securities, Inc.*
*A registered broker-dealer and member FINRA and SIPC
A Member of Western & Southern Financial Group

Please retain this Supplement for future reference.

TSF-54-TST-SAI-S3-1606